Series Number: 1
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 0.810%
Next $5 billion 0.750%
Next $15 billion 0.706%
Next $25 billion 0.659%
Next $50 billion 0.632%
Next $150 billion 0.629%
Over $246 billion 0.628%

Institutional
First $1 billion 0.610%
Next $5 billion 0.550%
Next $15 billion 0.506%
Next $25 billion 0.459%
Next $50 billion 0.432%
Next $150 billion 0.429%
Over $246 billion 0.428%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      42,035
                      Institutional Class                                                      1,268
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,773
                                C Class                                            242
R Class                                            320

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.75
                      Institutional Class                                           $8.79
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.65
                                C Class                                            $8.44
R Class                                            $8.62

Series Number: 2
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 0.810%
Next $5 billion 0.750%
Next $15 billion 0.706%
Next $25 billion 0.659%
Next $50 billion 0.632%
Next $150 billion 0.629%
Over $246 billion 0.628%

Institutional
First $1 billion 0.610%
Next $5 billion 0.550%
Next $15 billion 0.506%
Next $25 billion 0.459%
Next $50 billion 0.432%
Next $150 billion 0.429%
Over $246 billion 0.428%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           19,643
                                Institutional Class                                                      1,047
           2. Dividends for a second class of open-end company shares
                                A Class                                           2,364
C Class                                           22
                      R Class                                           22

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.4381
                                 Institutional Class                                           $0.4765
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3903
C Class                                            $0.2466
R Class                                           $0.3424

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      45,371
                      Institutional Class                                                      2,283
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           6,025
                                C Class                                            100
R Class                                            64

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $36.24
                      Institutional Class                                           $36.27
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $36.21
                                C Class                                            $36.17
R Class                                            $36.24

Series Number: 3
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 0.810%
Next $5 billion 0.750%
Next $15 billion 0.706%
Next $25 billion 0.659%
Next $50 billion 0.632%
Next $150 billion 0.629%
Over $246 billion 0.628%

Institutional
First $1 billion 0.610%
Next $5 billion 0.550%
Next $15 billion 0.506%
Next $25 billion 0.459%
Next $50 billion 0.432%
Next $150 billion 0.429%
Over $246 billion 0.428%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           18,274
                                Institutional Class                                           3,407
                      2. Dividends for a second class of open-end company shares
                      A Class                                                      1,741
C Class                                           26
                                R Class                                                      59
73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2396
                                 Institutional Class                                           $0.2726
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1982
C Class                                            $0.0744
R Class                                           $0.1570

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      77,828
                      Institutional Class                                                      13,172
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           8,914
                                C Class                                            364
R Class                                            387

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $30.76
                      Institutional Class                                           $30.78
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $30.74
                                C Class                                            $30.54
R Class                                            $30.76

Series Number: 6
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 1.010%
Next $5 billion 0.950%
Next $15 billion 0.906%
Next $25 billion 0.859%
Next $50 billion 0.832%
Next $150 billion 0.829%
Over $246 billion 0.828%

Institutional
First $1 billion 0.810%
Next $5 billion 0.750%
Next $15 billion 0.706%
Next $25 billion 0.659%
Next $50 billion 0.632%
Next $150 billion 0.629%
Over $246 billion 0.628%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           603
                                Institutional Class                                           138
           2. Dividends for a second class of open-end company shares
                      A Class                                           10
C Class                                           -
                                R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0229
                                 Institutional Class                                           $0.0383
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0036
C Class                                            -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      27,718
                      Institutional Class                                                      3,592
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           3,055
                                C Class                                            40
R Class                                            174

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.52
                      Institutional Class                                           $12.58
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.28
                                C Class                                            $12.19
R Class                                            $12.14

Series Number: 7
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 1.160%
Next $5 billion 1.100%
Next $15 billion 1.056%
Next $25 billion 1.009%
Next $50 billion 0.982%
Next $150 billion 0.979%
Over $246 billion 0.978%

Institutional
First $1 billion 0.960%
Next $5 billion 0.900%
Next $15 billion 0.856%
Next $25 billion 0.809%
Next $50 billion 0.782%
Next $150 billion 0.779%
Over $246 billion 0.778%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           603
                                Institutional Class                                           82
           2.  Dividends for a second class of open-end company shares
                                A Class                                           149
C Class                                                      -
R Class                                           6

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0627
                                 Institutional Class                                           $0.0820
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0386
C Class                                                      -
R Class                                            $0.0146

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      9,765
                      Institutional Class                                                      1,015
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           3,897
                                C Class                                            968
R Class                                            403

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $17.61
                      Institutional Class                                           $17.65
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $17.56
                                C Class                                            $17.08
R Class                                            $17.40

Series Number: 8
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 1.520%
Next $5 billion 1.460%
Next $15 billion 1.416%
Next $25 billion 1.369%
Next $50 billion 1.342%
Next $150 billion 1.339%
Over $246 billion 1.338%

Institutional
First $1 billion 1.320%
Next $5 billion 1.260%
Next $15 billion 1.216%
Next $25 billion 1.169%
Next $50 billion 1.142%
Next $246 billion 1.139%
Over $150 billion 1.138%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,346
                      Institutional Class                                                      812
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           2,107
                                C Class                                            471
                      R Class                                            125

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.14
                      Institutional Class                                           $11.30
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.96
                                C Class                                            $10.38
R Class                                            $10.77

Series Number: 11
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 1.290%
Next $5 billion 1.230%
Next $15 billion 1.186%
Next $25 billion 1.139%
Next $50 billion 1.112%
Next $150 billion 1.190%
Over $246 billion 1.108%

Institutional
First $1 billion 1.090%
Next $5 billion 1.030%
Next $15 billion 0.986%
Next $25 billion 0.939%
Next $50 billion 0.912%
Next $150 billion 0.909%
Over $246 billion 0.908%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           77
                                Institutional Class                                                      9
                      2.  Dividends for a second class of open-end company shares
                                A Class                                           78
C Class                                           3
                                R Class                                           10

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.1101
                                 Institutional Class                                           $0.1279
           2. Dividends for a second class of open-end company shares
                      A Class                                           $0.0880
C Class                                            $0.0214
R Class                                           $0.0658

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      739
                      Institutional Class                                                      70
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           681
                                C Class                                            129
R Class                                            160

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.03
                      Institutional Class                                           $9.04
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.03
                                C Class                                            $9.02
R Class                                            $9.03

Series Number: 14
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 1.183%
Next $1 billion 1.131%
Next $3 billion 1.101%
Next $5 billion 1.081%
Next $15 billion 1.068%
Next $25 billion 1.066%
Over $50 billion 1.065%

Institutional
First $1 billion 0.983%
Next $1 billion 0.931%
Next $3 billion 0.901%
Next $5 billion 0.881%
Next $15 billion 0.868%
Next $25 billion 0.866%
Over $50 billion 0.865%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           101
Institutional Class                                           10
2. Dividends for a second class of open-end company shares
                                A Class                                                      -
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0227
                      Institutional Class                                           $0.0428
           2. Dividends for a second class of open-end company shares
                                A Class                                           -
C Class                                           -
R Class                                            -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,733
                      Institutional Class                                                      148
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,579
                                C Class                                            1,050
                      R Class                                            11

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.09
                      Institutional Class                                           $10.11
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.05
                                C Class                                            $9.88
R Class                                            $10.00

Series Number: 15
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 1.440%
Next $5 billion 1.380%
Next $15 billion 1.336%
Next $25 billion 1.289%
Next $50 billion 1.262%
Next $150 billion 1.259%
Over $246 billion 1.258%

Institutional
First $1 billion 1.240%
Next $5 billion 1.180%
Next $15 billion 1.136%
Next $25 billion 1.089%
Next $50 billion 1.062%
Next $150 billion 1.059%
Over $246 billion 1.058%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           629
Institutional Class                                                      27
2. Dividends for a second class of open-end company shares
                                A Class                                                      2
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0660
                                 Institutional Class                                           $0.0816
                      2. Dividends for a second class of open-end company shares
                      A Class                                           $0.0465
C Class                                           -
R Class                                           $0.0271

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      9,596
                      Institutional Class                                                      333
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           52
                                C Class                                            68
R Class                                            12

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.15
                      Institutional Class                                           $14.15
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.15
                                C Class                                            $14.07
R Class                                            $14.14

Series Number: 17
For period ending 12/31/13

48)	Investor, A, C & R
First $1 billion 1.590%
Next $5 billion 1.530%
Next $15 billion 1.486%
Next $25 billion 1.439%
Next $50 billion 1.412%
Next $150 billion 1.409%
Over $246 billion 1.408%

Institutional
First $1 billion 1.390%
Next $5 billion 1.330%
Next $15 billion 1.286%
Next $25 billion 1.239%
Next $50 billion 1.212%
Next $150 billion 1.209%
Over $246 billion 1.208%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           10
Institutional Class                                           1
2. Dividends for a second class of open-end company shares
                                A Class                                                      -
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0117
                      Institutional Class                                           $0.0410
           2. Dividends for a second class of open-end company shares
                                A Class                                           -
C Class                                           -
R Class                                            -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      860
                      Institutional Class                                                      31
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           64
                      C Class                                            41
R Class                                            32

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.89
                      Institutional Class                                           $14.89
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.86
                                C Class                                            $14.68
R Class                                            $14.82

Series Number: 18
For period ending 12/31/13

48)	Investor, A, C & R
1.520%

Institutional
1.320%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      211
                      Institutional Class                                                      150
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           150
                      C Class                                            25
R Class                                            25

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.66
                      Institutional Class                                           $9.66
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.66
                                C Class                                            $9.64
R Class                                            $9.65